Moleculin

Better Treatments, More Tomorrows



INVESTOR PRESENTATION / MAY 2021

MOLECULIN.COM / NASDAQ: MBRX

DISCLAIMER

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. "Risk Factors" in our most recently filed Form 10-K filed with the Securities and Exchange Commission ("SEC") and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov.



We are committed to solving the toughest challenges in highly resistant cancers and viruses. Through our extensive network of world-renowned research organizations, we aim to develop better treatments that can make a real impact in people's lives.

INVESTMENT HIGHLIGHTS

Advancing Three Core Technologies

ANNAMYCIN
Next generation non-cardiotoxic anthracycline

WP1066
Immune / transcription modulators targeting p-STAT3

WP1122
Antimetabolites targeting glycolysis and glycosylation

CORE TECHNOLOGIES
originated and licensed from MD Anderson

DE-RISKED OPPORTUNITY
with internally and externally funded development programs

UP TO 7
intended clinical studies with data readouts over the next 18 months

STRONG BALANCE SHEET
with cash through 2023[1]

1: Based on Management's current expectations and planned increase in development activities

Moleculin

INTERNALLY FUNDED DEVELOPMENT PIPELINE

Multiple Value Driving Milestones

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	UPCOMING MILESTONES
Annamycin	Acute Myeloid Leukemia			2021	Topline interim results from Phase 1/2 single agent study expected H2 2021 Initiation of Phase 2 combo (Ara-C) study targeted H2 2021
	Lung Sarcoma Mets		2021		Initiation of US Phase 1b/2 targeted H2 2021
WP1066	GBM / IV Formulation		2021		IND targeted for early 2022
WP1122	GBM/Pancreatic		2021		Filing of IND targeted 2021
	COVID-19		2021		Phases 1a/1b targeted 2021

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EXTERNALLY FUNDED DEVELOPMENT PIPELINE

Multiple Value Driving Milestones

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	UPCOMING MILESTONES
Annamycin	STS Lung Mets		2021		Initiation of EU Phase 1/2 study targeted 2021
WP1220	CTCL				Initiation of Phase 2 study targeted 2022 – Seeking Partner
WP1066	Pediatric brain tumors, including DIPG		2021		Topline results from Phase 1 expected H2 2021 Initiation of Pivotal study targeted H1 2022
WP1066 + Radiation	GBM		2021		Initiation of Phase 1/2 study targeted 2021
WP1122, WP1096, WP1097	HIV, Hemorrhagic and Tropical viruses	2021			Publication of externally funded university research

Moleculin

PREEMINENT SCIENCE ADVISORY BOARD


Waldemar Priebe, PhD
The University of Texas MD Anderson Cancer Center


Paul Waymack, MD, SCD
FDA

PANCREATIC


James Abbruzzese, MD
Dana-Farber Cancer Institute
Duke University School of Medicine

HEMATOLOGY


Elihu Estey, MD
Fred Hutch — Cures Start Here
Johns Hopkins School of Medicine


Marty Tallman, MD
Memorial Sloan Kettering Cancer Center


Jorge Cortes, MD
The New England Journal of Medicine
Georgia Cancer Center — Augusta University

VIROLOGY


Richard Whitley, MD
UAB — The University of Alabama at Birmingham


Dominique Schols, PhD
Katholieke Universiteit Leuven — Rega Instituut


Hongbo Zhai, MD
UCSF

EXTENSIVE NETWORK OF RENOWNED PARTNERS AND COLLABORATORS

Moleculin

- MD Anderson Cancer Center
- MAYO CLINIC
- IQVIA
- The University of Iowa
- REGA INSTITUTE KU LEUVEN
- Maria Sklodowska-Curie Institute – Oncology Center, Gliwice Branch
- UNICAMP
- Goethe Universität Frankfurt am Main
- IITRI
- Emory University
- ImQuest BioSciences
- DERMIN
- WPD Pharmaceuticals

OUR STRATEGY

- Translational development from bench to clinical proof
- Prioritize accelerated approval pathways
- Advance to clinical inflection point to partner
- Leveraging collaborations to conserve resources
- Utilize external funding
- Leading with multiple shots on goal

ANNAMYCIN

"Next generation" non-cardiotoxic anthracycline

Key Regulatory Highlights

- Orphan Drug Designation
- Fast Track Status

Target Indications:

Acute Myeloid Leukemia

- ~160,000 cases worldwide[1]
- ~19,940 new cases annually (U.S.)[1]
- ~11,180 deaths annually (U.S.)[1]

Soft Tissue Sarcoma Lung Mets

- ~130,000 cases worldwide[2]
- 20% to 50% of sarcomas metastasize to the lungs[2]

1: Villatoro A, (2020) Leukemia Stem Cell Release From the Stem Cell Niche to Treat Acute Myeloid Leukemia. Front. Cell Dev. Biol. 8:607. doi: 10.3389/fcell.2020.00607; 2: Glabbeke M V, et al. Prognostic Factors for the Outcome of Chemotherapy in Advanced Soft Tissue Sarcoma: An Analysis of 2,185 Patients Treated With Anthracycline-Containing First-Line Regimens—A European Organization for Research and Treatment of Cancer Soft Tissue and Bone Sarcoma Group Study. Journal of Clinical Oncology, Vol 17, No 1 (January), 1999: pp 150-157

ANNAMYCIN: NEXT GENERATION ANTHRACYCLINE

- Novel non-cardiotoxic anthracycline
- Demonstrated ability to overcome multidrug resistance
- >30x better accumulation in lungs than doxorubicin
- Potent topoisomerase-II poison with a wider therapeutic window than doxorubicin[1]
- Clinically evaluated stable liposomal formulation[2]

% of Mice with Heart Lesions
(10 weekly IV injections; Zou et al, 1995)


100
80
60
40
20
0
43
60
100
8
8
0
Doxorubicin
L-Annamycin
Dose (%LD10)
20
30
40
20
30
40

Tissue Distribution of Annamycin And Doxorubicin in Rats


L-ANN
F-ANN
Dox
Ann/Dox-lungs, ng/g
20000
15000
10000
5000
0
0.1
1
10
100
1000
Time (min)

1: Trevino et al, 2004; 2: L-ANN, Wetzler et al. 2013

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ONGOING PHASE 1/2 STUDY FOR TREATMENT OF AML

Multi-center, open-label, dose escalation study

Number of Subjects: 75

Duration: 21 Days

Topline Phase 1 Results Expected H2 2021

Dose escalation from 120 mg to a max of 420 mg (currently at 240 mg)

Primary Endpoint: Establish safety and MTD/RP2D

Expansion Phase 2 with 21 patients to demonstrate efficacy of RP2D

ANNAMYCIN – AML CLINICAL BENEFIT TO DATE[2]

22	Patients[1] treated in both US and EU trials
7	Patients with CR/PR (at subtherapeutic dose levels)
15	Relapsed patients[1] treated in both US and EU trials
14%	Refractory patients[1] with PR
40%	Relapsed patients[1] with CR/PR
67%	240 mg cohort patients[1] with CR/PR
100%	Non-cardiotoxic

1: Patients receiving a full course of treatment; 2: Trial is ongoing, preliminary data

Moleculin

UPCOMING CLINICAL STUDIES

Acute Myeloid Leukemia

- **Phase 2 combination therapy: targeted H2 2021**
  Annamycin plus Ara-C
- **New published mouse model data shows much higher efficacy in AML when combined with Ara-C**

Soft Tissue Sarcoma Lung Mets

- **U.S. Phase 1/2: targeted 2021**
  Multi-center
  Intra-patient dose escalation
- **EU Phase 1/2: targeted 2021**
  Grant funded investigator-initiated weekly dosing

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WP1066 AND WP1220

First-in-class p-STAT3 inhibitors

Key Regulatory Highlights

- Orphan Drug Designation
- Rare Pediatric Disease Designation

Target Indications:

Glioblastoma Multiforme (GBM)

- **>13,000** new cases annually (U.S.)[1]
- **>10,000** deaths annually (U.S.)[1]
- **~48%** of all primary malignant brain tumors[1]

Pediatric Brain Tumors

- **200-400** estimated annual incidence[2]
- **10%** of all childhood CNS tumors[2]
- **<10%** 2-year survival[2]
- **<1%** 5-year survival[2]

Cutaneous T-Cell Lymphoma (CTCL)

- **~16,000** cases worldwide[3]
- **~3,000** new cases annually (U.S.)[4]

1: https://braintumor.org/take-action/about-gbm/; 2: https://www.ncbi.nlm.nih.gov/books/NBK560640/; 3: Biomedtracker CTCL Disease Background and Treatment Nov 16, 2020; 4: https://www.clfoundation.org/cutaneous-t-cell-lymphoma

IMMUNE / TRANSCRIPTION MODULATORS

p-STAT3 inhibitor, a key cancer and viral signaling pathway

Also inhibits c-Myc and HIF-1α



Growth Factor Receptors
Cytokine Receptors
Signal Compound
Non-Receptor Tyrosine Kinases
Upstream Effectors
Cell Membrane
SRC
JAK
ABL
P
STAT3
Phosphorylated STAT3 (p-STAT3)
Cytoplasm
Dimerization (pair of STAT3s enters nucleus and affects DNA)
Nucleus
STAT3 can be activated through many different pathways
WP1066 inhibits p-STAT3 regardless of the upstream activation pathway
Survival
Proliferation
Invasion
Angiogenesis
Metastasis
Inflammation

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IMMUNE MODULATION AND SENSITIZING TO RADIATION THERAPY

Targeting launch of Phase 1/2 study in H2 2021

Study externally funded by: Ivey Foundation

WP1066 imparts immune memory protecting mice future tumor exposure

Synergy with Radiation[1]


B
100
50
0
Percent survival
0
15
30
45
60
Days after GL261 cell injection
Control
WP1066 (60 mg/kg)
WBRT (2Gy × 1)
WP1066 + WBRT
E
100
50
0
Percent survival
0
15
30
45
60
75
Days after GL261 cell injection
Naive mice
Rechallenged mice (WP1066 + WBRT)

1: Ott. M. (2020) Radiation with STAT3 Blockade Triggers Dendritic Cell–T cell Interactions in the Glioma Microenvironment and Therapeutic Efficacy, Clin Cancer Res September 15 2020 (26) (18) 4983-4994

Moleculin

TREATMENT OF PEDIATRIC BRAIN TUMORS, INCLUDING DIFFUSE INTERSTITIAL PONTINE GLIOMA (DIPG)

Number of Subjects: 35

Escalating doses of 4, 6, 8, 12, and 16 mg/kg twice a day

First Drug to Ever Show Activity in DIPG

Study conducted at and funded by Emory University

Primary Endpoint: Establish safety and MTD

Targeting Launch Pivotal Phase 2 Study in H1 2022

Rare pediatric disease designation for DIPG and three other pediatric brain tumor types

TREATMENT OF CUTANEOUS T-CELL LYMPHOMA (CTCL)

Number of Subjects: 5

Dose: Topically applied bid

Favorable Safety and Efficacy Demonstrated in Phase 1

Duration: 3 months of treatment

Response rate of 45% and a clinical benefit rate of 100%

Preparing to Launch Phase 2 Study in 2022

- Seeking strategic partner
- ODD and potential for accelerated approval

WP1122

Antimetabolites targeting glycolysis and glycosylation with applications across cancer and viral indications

Key Highlights

- Prodrug of glucose decoy enables drug-like properties
- Disruption of metabolisms – relevant to certain cancers and viruses

Target Indications:

Glioblastoma Multiforme (GBM)
- **>13,000** new cases annually (U.S.)[2]
- **>10,000** deaths annually (U.S.)[2]
- **~48%** of all primary malignant brain tumors[1]

COVID-19
- **>145** million cases globally[1]
- **>3** million deaths globally[1]

Pancreatic Cancer
- **~60,000** new cases annually (U.S.)[3]
- **~48,220** deaths annually (U.S.)[4]
- **11th** most commonly diagnosed cancer (U.S.)[3]

1: https://coronavirus.jhu.edu/map.html as of 4/25/21; 2: https://braintumor.org/take-action/about-gbm/; 2: https://www.ncbi.nlm.nih.gov/books/NBK560640/; https://www.pancan.org/facing-pancreatic-cancer/about-pancreatic-cancer/what-is-pancreatic-cancer/; 4: https://www.cancer.net/cancer-types/pancreatic-cancer/statistics

TREATMENT OF COVID-19

- Multiple independent University studies show antiviral activity of 2-DG against SARS-CoV-2
- 2-DG was just given Emergency Use Authorization for treating COVID-19 in India based on Phase 2 results[1]
- WP1122 has substantially higher *in vitro* antiviral activity than 2-DG
- Pre-Assessment meeting with MHRA supportive of initiating Phase 1 HV trial in UK in H2 2021

Next Steps:

- Initiation of Phase 1a/1b study targeted in H2 2021
- Potential to launch Phase 2 pivotal study in H2 2021


OH
O
HO
OH
HO
2-DG
Glycosylation
Glycolysis

Inhibition by 2-DG of Glycosylation and Glycolysis are believed to play a role in limiting viral infectivity and replication

1: Based on public disclosures of trial conducted by an unrelated company in India

CORPORATE

FINANCIAL SNAPSHOT
NASDAQ: MBRX

Strong Cash Position Funds Operations into 2023[1]

~$87M	~$92M	~28M	~1.5M
Cash Balance[2]	Market Cap[3]	Shares Outstanding[4]	3 Month Avg. Volume[3]

1: Based on Management's current expectations and planned increase in development activities;
2: As of March 31, 2021; 3: As of April 23, 2021; 4: Common stock outstanding as of May 13, 2021

MANAGEMENT TEAM WITH PROVEN EXECUTIONAL EXPERTISE



Walter Klemp
Chairman, President & Chief Executive Officer



Don Picker, PhD
Chief Science Officer



Jonathan P. Foster, CPA, CGMA
Executive Vice President & Chief Financial Officer



Robert Shepard, MD, FACP
Chief Medical Officer



Sandra Silberman, MD, PhD
Chief Medical Officer – New Products

TARGET VALUE-DRIVING MILESTONES

PROGRAM	INDICATION	2021 H2	2022 H1	2022 H2
Annamycin	AML	Phase 1/2 Interim Data		Phase 1/2 Topline Data
	AML Comb with Ara-C	Initiate Phase 2	Phase 2 Interim Data	Phase 2 Topline Data
	US STS	Initiate Phase 1b/2		Phase 1b/2 Interim Data
	EU STS	Initiate Phase 1b/2		Phase 1b/2 Interim Data
WP1066/ WP1220	GBM Single	Facilitate Phase 1/2		
	GBM Comb. with Radiation	Initiate Phase 1/2	Phase 1 Interim Data	Phase 2 Interim Data
	DIPG	Phase 1 Topline Data	Initiate Pivotal Study	Pivotal Study Topline Data
WP1122	GBM/Pancreatic	File of IND	Initiate Phase 2	
	COVID-19	Initiate Phase 1a/1b Initiate Phase 2 Phase 1a Topline Data	Phase 1b Topline Data Phase 2 Topline Data EUA Potential	

Moleculin

INVESTMENT SUMMARY

Extensive pipeline with multiple blockbuster market opportunities

- Lead program has potential to be first non-cardiotoxic anthracycline
- Pipeline provides numerous value driving clinical and regulatory catalysts this year
- Fully-integrated team with proven track record of success
- Strategy designed to drive significant shareholder value
- Cash runway to fund operations into 2023[1]

1: Based on Management's current expectations and planned increase in development activities

Investor Relations
JTC Team
833.475.8247
mbrx@jtcir.com



Moleculin

Better Treatments, More Tomorrows

Thank you!